UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Under §240.14a-12

TICC Capital Corp.
(Name of Registrant as Specified In Its Charter)

NexPoint Advisors, L.P.
Dr. Bob Froehlich
John Honis
Timothy K. Hui
Ethan Powell
William M. Swenson
Bryan A. Ward
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NexPoint Advisors, L.P. (“NexPoint”) has made a preliminary filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement and accompanying BLUE proxy card to be used to solicit votes for the special meeting of stockholders of the Company scheduled to be held on October 27, 2015(the “Special Meeting”): (i) AGAINST TICC Capital Corp.’s (the “Company”) proposal to approve a new investment advisory agreement between the Company and TICC Management, LLC, (ii) FOR a competing slate of six director nominees nominated by NexPoint and (iii) AGAINST the Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval.

This Schedule 14A filing consists of the following screenshots, which reflect content not previously filed with the SEC available at http://www.timetochangeticc.com/, a website established by NexPoint that contains information regarding the above solicitation.

Timothy K. Hui

Mr. Timothy K. Hui has served as Dean of Educational Resources at at Cairn University (formerly, Philadelphia Biblical University) since July 2012 and also from July 2006 to January 2008. Mr. Hui served as Vice President at Cairn University from February 2008 to June 2012. He served as Associate Provost for Graduate Education at Cairn University from July 2004 to June 2006. He served as Assistant Provost for Educational Resources of Cairn University from July 2001 to June 2004. Mr. Hui served as the Managing Partner of the law firm of Hui & Malik L.L.P. He was in private practice as an attorney. He has been a Director of Learning Resources of the Cairn University since September 1998. He served as a Director of Prospect Street Income Shares Inc. since 2005. He served as a Director of Prospect Street High Income Portfolio Inc. since January 2000. Mr. Hui received a Bachelor of Science degree in Christian Education from Cairn University and received a Masters degree in Theology and a Doctorate degree in Theology from the Dallas Theological Seminary. He also received a Masters in Library Sciences from the University of North Texas and his Juris Doctor degree from Southern Methodist University. Mr. Hui also serves on the Board of Directors of NexPoint's affiliated funds and Highland's affiliated funds.

Ethan Powell

Mr. Powell is Chief Product Strategist at Highland Capital Management Fund Advisors, L.P. In this role he is responsible for evaluating and optimizing the registered product lineup offered by Highland. Additionally, Mr. Powell works with portfolio managers and wholesalers on appropriate positioning of strategies in the market place. Prior to his current role, Mr. Powell was a senior fund analyst responsible for working with portfolio management teams and service providers in the operation and marketing of the funds. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst and Young providing audit and merger and acquisition services within the firm's Transaction Advisory Services Group in Houston, Texas. Mr. Powell's primary focus was acquisitions in the Energy industry. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell is a holder of the right to use the Chartered Financial Analyst designation and is a licensed Certified Public Accountant. Mr. Powell also serves on the Board of Directors of NexPoint's affiliated funds and Highland's affiliated funds.

William M. Swenson

Mr. Swenson has extensive experience raising debt and equity capital globally for middle market companies in various industries. Mr. Swenson's experience spans Direct Lending, Debt Capital Markets (Loans, Bonds, Mezzanine and Private Debt), Origination, Portfolio and Credit Risk Management, Leveraged Finance and Structuring, Loan Syndications and Sales/Trading, Institutional Investor Relations and Venture Capital. Mr. Swenson currently serves as an advisor to an alternative energy producer and assists with project capital raises. Prior to this role, he served as a Managing Director at Canaccord Genuity from March 2014 to May 2015. Mr. Swenson's previous roles served included serving as Managing Director at North Sea Partners, LLC from February 2012 to March 2014, Managing Director at Guggenheim Securities from January 2010 to January 2012, Senior Managing Director – Head of Capital Markets and President of Broker Dealer at CIT from January 2004 to August 2007, Managing Director-Global Head of Loan Sales and Trading at CIBC from August 1995 to August 2003 and Vice President of Leveraged Finance and Debt Capital Market at CitiBank from 1983 to 1992.

Bryan A. Ward

Mr. Ward currently focuses on private investments in the oil and gas, real estate and power generation sector. Prior to this from 2001-2014 he held various senior roles including Special Projects Advisor, Senior Manager and Information Technology consultant at Accenture primarily focused on the business development and delivery of innovative strategy, technology and business process solutions for clients across multiple industry segments. He interacted with C-Suite level clients at domestic and international Fortune Global 1000 enterprises as well as smaller independent and privately owned organizations. Before this role he served as a Senior Vice President and later Interim CEO of Anderson Consulting start-up entity, Quaris Inc., from 1998-2000. From 1991-1997 he was a Senior Manager at Anderson Consulting. He was a founding managing team member of Affiliated Computer Services (ACS) and served in this capacity from 1991 to 1998. Mr. Ward previously worked in business development at MTech Corp and formerly at Petroleum Landman for ARCO Oil and Gas. He currently serves as a Board Member for EquityMetrix, LLC and is on the Advisory Board for the University of Texas Dallas Center for Brain Health. Mr. Ward also serves on the Board of Directors of NexPoint's affiliated funds and Highland's affiliated funds.

© 2015 NexPoint Advisors, L.P. | All Rights Reserved

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NEXPOINT ADVISORS, L.P.

Home | Board Nominees | How to Vote | Q & A | SEC Filings | Press Releases

Q & A

+ Why is NexPoint sending me this proxy statement?

− **This is very troubling. Can you tell me more about the Board's conduct?**

On August 11, 2015, NexPoint submitted a proposal to the Board to become the Company's investment adviser in place of TICC Management. NexPoint's proposal offered the Company and its stockholders significant economic savings compared to the proposed arrangement with TICC Management. Further, NexPoint offered to maintain the Company's investment strategy, which was the strategy selected by stockholders when they invested in the Company, if desired by the Board, whereas the proposed arrangement with TICC Management contemplated a significant shift in the Company's strategy. Even though NexPoint expressly stated its interest in discussing the terms of its proposal with the Board, the Board failed to have any discussions with NexPoint on the terms NexPoint was willing to offer. Nonetheless, even though the Board had not even asked, NexPoint unilaterally enhanced its proposal on September 1, 2015, but the Board still refused to engage NexPoint despite NexPoint's express willingness to consider even further concessions for your benefit. Without even meeting with NexPoint in person or by telephone, or engaging in any dialogue with NexPoint regarding the terms of its proposal, the Board rejected NexPoint's proposal on September 3, 2015. While the Board used NexPoint's proposal to extract certain concessions from TICC Management, its failure to enter into any negotiations with NexPoint whatsoever indicates to NexPoint that the Board's interests are inappropriately aligned with the current adviser and that the Board therefore approved the arrangement with TICC Management (which, according to at least one industry analyst, could generate estimated payments of $60 million to the Company's current adviser, TICC Management and was initially as high as $132 million prior to our involvement, i.e. $60 million plus the estimated present value of the 50bps perpetual management fee concession based on the Company's AUM as of June 30, 2015) without fully considering the interests of the Company or its stockholders. Further, before even receiving the approval of stockholders for the New TICC Management Advisory Agreement, the Board has proposed that stockholders should elect as directors two nominees affiliated with BSP as well as four other nominees in order to help facilitate the transaction between TICC Management and BSP.

+ What is NexPoint's management proposal and why is it superior?

+ Why is NexPoint's proposal superior to the TICC proposal?

+ Can you tell me more about Nexpoint's industry-leading loyalty program?

+ Can you tell me more about NexPoint and its qualifications?

+ Are there any alternative proposals on which I can vote?

+ But I thought there was also an acquisition proposal from TPG Specialty Lending, Inc. ("TSLX") for consideration at this meeting?

+ Should I hold out and hope that the Board will approve the TSLX acquisition proposal at some later date?

+ Why is NexPoint's proposal superior to the TSLX proposal?

+ What if I vote against the New TICC Management Advisory Agreement and withhold authority for the Board nominees, like TSLX has recommended in the TSLX Preliminary Proxy Statement?

+ What if I urge TICC to delay the meeting and seek alternatives such as engaging an investment banker to analyze strategic alternatives?

+ If elected, how will your nominees implement your management proposal?

Critical Dates

Date proxy is due if not voted at the meeting
10-26-15

Date of meeting
10-27-15

We urge you to vote using the BLUE proxy card and to discard all other proxies. Only your latest dated proxy counts.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street, New York, NY 10005
Stockholders Call Toll-Free at:
866-416-0556
Banks and Brokers Call Collect at:
212-269-5550
Email: TICC@dfking.com

Media Contacts

Brian H. Schaffer
Public Relations
P: (212) 279-3115 x229
E: bschaffer@prosek.com

© 2015 NexPoint Advisors, L.P. | All Rights Reserved

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NEXPOINT ADVISORS, L.P.

HOME BOARD NOMINEES HOW TO VOTE Q & A SEC FILINGS PRESS RELEASES

Q & A

+ Why is NexPoint sending me this proxy statement?

+ This is very troubling. Can you tell me more about the Board's conduct?

+ What is NexPoint's management proposal and why is it superior?

+ Why is NexPoint's proposal superior to the TICC proposal?

− Can you tell me more about Nexpoint's industry-leading loyalty program?

NexPoint plans to offer an incentive to stockholders that buy and hold the Company's Shares for a period of at least twelve months through its Stockholder Loyalty Program. To participate in the Stockholder Loyalty Program, existing stockholders must open an account (the "Account") with the Stockholder Loyalty Program's administrator, AST. Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, NexPoint will make a corresponding contribution to create an effective 2% gross up of the participant's contributions. More specifically, NexPoint's contribution will be for 2% of the total contributed by the participant. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, NexPoint will make a corresponding contribution of $200, or 2% of the total $10,000, to purchase additional Shares for the participant (the "Bonus Shares"). In addition, Stockholder Loyalty Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Stockholder Loyalty Program. NexPoint will bear the costs of brokerage fees in connection with the Stockholder Loyalty Program out of its own profits.

NexPoint believes that this program is effective in promoting long term stockholder loyalty and will help reduce the discount applicable to the Company's current Share price since the plan administrator purchases the applicable shares in open market purchases when the Company's shares are trading at a discount.

+ Can you tell me more about NexPoint and its qualifications?

+ Are there any alternative proposals on which I can vote?

+ But I thought there was also an acquisition proposal from TPG Specialty Lending, Inc. ("TSLX") for consideration at this meeting?

+ Should I hold out and hope that the Board will approve the TSLX acquisition proposal at some later date?

+ Why is NexPoint's proposal superior to the TSLX proposal?

+ What if I vote against the New TICC Management Advisory Agreement and withhold authority for the Board nominees, like TSLX has recommended in the TSLX Preliminary Proxy Statement?

+ What if I urge TICC to delay the meeting and seek alternatives such as engaging an investment banker to analyze strategic alternatives?

+ If elected, how will your nominees implement your management proposal?

Critical Dates

Date proxy is due if not voted at the meeting

10-26-15

Date of meeting

10-27-15

We urge you to vote using the BLUE proxy card and to discard all other proxies. Only your latest dated proxy counts.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street, New York, NY 10005
Stockholders Call Toll-Free at:
866-416-0556
Banks and Brokers Call Collect at:
212-269-5550
Email: TICC@dfking.com

Media Contacts

Brian H. Schaffer
Public Relations
P: (212) 279-3115 x229
E: bschaffer@prosek.com

© 2015 NexPoint Advisors, L.P. | All Rights Reserved

Disclosure Statement | Site Map

NEXPOINT ADVISORS, LP

Home | Board Nominees | How to Vote | Q & A | SEC Filings | Press Releases

Q & A

+ Why is NexPoint sending me this proxy statement?

+ This is very troubling. Can you tell me more about the Board's conduct?

+ What is NexPoint's management proposal and why is it superior?

+ Why is NexPoint's proposal superior to the TICC proposal?

+ Can you tell me more about Nexpoint's industry-leading loyalty program?

+ Can you tell me more about NexPoint and its qualifications?

+ Are there any alternative proposals on which I can vote?

− But I thought there was also an acquisition proposal from TPG Specialty Lending, Inc. ("TSLX") for consideration at this meeting?

No, TSLX submitted only a preliminary, non-binding offer. In their September 10, 2015 letter to the Board setting forth TSLX's proposal, TSLX explicitly states that the letter "does not constitute or create any commitment, undertaking or other binding obligation" and is "based solely on publicly available information." In plain English, TSLX has made a preliminary, non-binding offer based on limited diligence of the Company, and has presented no path forward on how it would implement its preliminary, non-binding offer. Moreover, TSLX itself has no ability to present its proposal at any subsequent stockholder meeting. On the other hand, to allow the Company to start implementing NexPoint's proposals and fee concessions, all stockholders need to do is elect NexPoint's nominees.

+ Should I hold out and hope that the Board will approve the TSLX acquisition proposal at some later date?

+ Why is NexPoint's proposal superior to the TSLX proposal?

+ What if I vote against the New TICC Management Advisory Agreement and withhold authority for the Board nominees, like TSLX has recommended in the TSLX Preliminary Proxy Statement?

+ What if I urge TICC to delay the meeting and seek alternatives such as engaging an investment banker to analyze strategic alternatives?

+ If elected, how will your nominees implement your management proposal?

Critical Dates

Date proxy is due if not voted at the meeting

10-26-15

Date of meeting

10-27-15

We urge you to vote using the BLUE proxy card and to discard all other proxies. Only your latest dated proxy counts.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street, New York, NY 10005
Stockholders Call Toll-Free at:
866-416-0556
Banks and Brokers Call Collect at:
212-269-5550
Email: TICC@dfking.com

Media Contacts

Brian H. Schaffer
Public Relations
P: (212) 279-3115 x229
E: bschaffer@prosek.com

© 2015 NexPoint Advisors, L.P. | All Rights Reserved

Disclosure Statement | Site Map

NEXPOINT ADVISORS, LP

HOME BOARD NOMINEES HOW TO VOTE Q & A SEC FILINGS PRESS RELEASES

Q & A

+ **Why is NexPoint sending me this proxy statement?**

+ **This is very troubling. Can you tell me more about the Board's conduct?**

+ **What is NexPoint's management proposal and why is it superior?**

+ **Why is NexPoint's proposal superior to the TICC proposal?**

+ **Can you tell me more about Nexpoint's industry-leading loyalty program?**

+ **Can you tell me more about NexPoint and its qualifications?**

+ **Are there any alternative proposals on which I can vote?**

+ **But I thought there was also an acquisition proposal from TPG Specialty Lending, Inc. ("TSLX") for consideration at this meeting?**

+ **Should I hold out and hope that the Board will approve the TSLX acquisition proposal at some later date?**

+ **Why is NexPoint's proposal superior to the TSLX proposal?**

− **What if I vote against the New TICC Management Advisory Agreement and withhold authority for the Board nominees, like TSLX has recommended in the TSLX Preliminary Proxy Statement?**

TSLX filed a preliminary proxy statement (the "TSLX Preliminary Proxy Statement") on September 18, 2015 in which TSLX recommends that stockholders vote against the New TICC Management Advisory Agreement and against the Company's director nominees. If the New TICC Management Advisory Agreement is rejected and no nominees are elected, as recommended by TSLX, then in NexPoint's opinion stockholders are left with the worst of all worlds because TICC Management would likely remain in place as the Company's adviser and the existing Board slate would remain in place. In NexPoint's view, TICC Management has significantly underperformed over the past year and charges fees far in excess of those that would be in place under the NexPoint proposal, as set out in further detail above. In addition, as discussed above, both NexPoint and TSLX agree that the existing Board is apparently not acting in the best interests of stockholders.

+ **What if I urge TICC to delay the meeting and seek alternatives such as engaging an investment banker to analyze strategic alternatives?**

+ **If elected, how will your nominees implement your management proposal?**

Critical Dates

Date proxy is due if not voted at the meeting

10-26-15

Date of meeting

10-27-15

We urge you to vote using the BLUE proxy card and to discard all other proxies. Only your latest dated proxy counts.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street, New York, NY 10005
Stockholders Call Toll-Free at:
866-416-0556
Banks and Brokers Call Collect at:
212-269-5550
Email: TICC@dfking.com

Media Contacts

Brian H. Schaffer
Public Relations
P: (212) 279-3115 x229
E: bschaffer@prosek.com

© 2015 NexPoint Advisors, L.P. | All Rights Reserved

Disclosure Statement | Site Map

NEXPOINT ADVISORS, L.P.

Home Board Nominees How to Vote Q & A SEC Filings Press Releases

Q & A

+ Why is NexPoint sending me this proxy statement?

+ This is very troubling. Can you tell me more about the Board's conduct?

+ What is NexPoint's management proposal and why is it superior?

+ Why is NexPoint's proposal superior to the TICC proposal?

+ Can you tell me more about Nexpoint's industry-leading loyalty program?

+ Can you tell me more about NexPoint and its qualifications?

+ Are there any alternative proposals on which I can vote?

+ But I thought there was also an acquisition proposal from TPG Specialty Lending, Inc. ("TSLX") for consideration at this meeting?

+ Should I hold out and hope that the Board will approve the TSLX acquisition proposal at some later date?

+ Why is NexPoint's proposal superior to the TSLX proposal?

+ What if I vote against the New TICC Management Advisory Agreement and withhold authority for the Board nominees, like TSLX has recommended in the TSLX Preliminary Proxy Statement?

+ What if I urge TICC to delay the meeting and seek alternatives such as engaging an investment banker to analyze strategic alternatives?

— If elected, how will your nominees implement your management proposal?

In order for the Company to appoint NexPoint as its investment advisor, ultimately both the Board and the Company's stockholders would be required to approve an investment advisory agreement between the Company and NexPoint in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Stockholders are not being asked at the Special Meeting to approve an investment advisory agreement with NexPoint. If elected, NexPoint believes its director nominees will promptly work to maximize value for stockholders. Based on NexPoint's experience with its director nominees as directors of other public investment funds advised by NexPoint and/or its affiliates (or in the case of Mr. Swenson, his significant experience in the financial services industry), it believes that, if elected, its director nominees will work in good faith, and subject to their duties as directors, to negotiate an investment advisory agreement with NexPoint so that NexPoint could become the Company's investment adviser. There can, however, be no assurances that NexPoint's director nominees will appoint NexPoint as the Company's investment adviser and any such appointment will be subject to Board approval and, ultimately, approval by the Company's stockholders.

Critical Dates

Date proxy is due if not voted at the meeting

10-26-15

Date of meeting

10-27-15

We urge you to vote using the BLUE proxy card and to discard all other proxies. Only your latest dated proxy counts.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street, New York, NY 10005
Stockholders Call Toll-Free at:
866-416-0556
Banks and Brokers Call Collect at:
212-269-5550
Email: TICC@dfking.com

Media Contacts

Brian H. Schaffer
Public Relations
P: (212) 279-3115 x229
E: bschaffer@prosek.com

© 2015 NexPoint Advisors, L.P. | All Rights Reserved

Disclosure Statement | Site Map